SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2003

SUPERIOR FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25239	51-0379417
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

16101 LaGrande Drive, Suite 103

Little Rock, Arkansas 72223

(Address of Principal Executive Office) (Zip code)

Registrant’s telephone number, including area code: 501-324-7282

EXPLANATORY NOTE

On May 16, 2003 the Registrant filed a Current Report on Form 8-K to announce to investors that it had entered into a definitive agreement to affiliate with Arvest Holdings, Inc., a wholly owned subsidiary of Arvest Bank Group, Inc. The purpose of this Current Report on Form 8-K is to file the definitive agreement and agreements between Arvest Holdings, Inc., the Registrant and Executive Officers of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger between and among Arvest Holdings, Inc. and AHI Acquisitions, Inc. and Superior Financial Corp., dated as of May 15, 2003

10.1	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and C. Stanley Bailey

10.2	Agreement between the Registrant and C. Stanley Bailey

10.3	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and C. Marvin Scott

10.4	Agreement between the Registrant and C. Marvin Scott

10.5	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and Rick D. Gardner

10.6	Agreement between the Registrant and Rick D. Gardner

10.7	Letter Employment Agreement between the Registrant and Robert A. Kuehl

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR FINANCIAL CORP. (Registrant)

Date: June 20, 2003	/s/ Robert A. Kuehl
Robert A. Kuehl Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger between and among Arvest Holdings, Inc. and AHI Acquisitions, Inc. and Superior Financial Corp., dated as of May 15, 2003

10.1	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and C. Stanley Bailey

10.2	Agreement between the Registrant and C. Stanley Bailey

10.3	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and C. Marvin Scott

10.4	Agreement between the Registrant and C. Marvin Scott

10.5	Employment, Consulting and Noncompetition Agreement among Arvest Holdings, Inc., the Registrant and Rick D. Gardner

10.6	Agreement between the Registrant and Rick D. Gardner

10.7	Letter Employment Agreement between the Registrant and Robert A. Kuehl